SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2001



                               SHOP AT HOME, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)




     Tennessee                  0-25596                 62-1282758
        -----------------------------------------------------------------
     (State or other          (Commission               (IRS Employer
      jurisdiction            of File Number)          Identification No.)
                               incorporation)



              5388 Hickory Hollow Parkway, Antioch, Tennessee 37013
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (615) 263-8000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On Thursday, March 29, 2001, the Company announced that it had received consent from the majority of its 11% Senior Secured Note Holders to waive and amend certain provisions of the indenture and related pledge agreements involving the notes, to permit the Company to use a portion of the proceeds from the sale of it Houston television station, KZJL, to redeem all of the remaining outstanding Series B Convertible Preferred Stock.

          On Friday, March 30, 2001, the Company announced that it had redeemed all outstanding shares of its Series B Convertible Preferred Stock for $6.4 million in cash, including dividends.

         The Press Releases that the Company released concerning these two events are attached hereto as Exhibit 99.1 and 99.2.

Item 7.  Exhibits

99.1 Press Release - March 29, 2001 - 11% Senior Note Holders Agree to Waiver and Amendments
99.2 Press Release - March 30, 2001 - Shop At Home Eliminates All Outstanding Series B Preferred Stock

                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SHOP AT HOME, INC.
                           (Registrant)



                           By: /s/ George J. Phillips
                           -------------------------------
                           George J. Phillips
                           Executive Vice President, General Counsel & Secretary

Date: April 2, 2001

Exhibit 99.1

Contact:   Ariane L. Amiri, Director IR
Shop At Home, Inc.
615-263-8604

             11% Senior Note Holders Agree to Waiver and Amendments
              -----------------------------------------------------

Shop At Home Free To Redeem Series B Preferred Stock


NASHVILLE, Tennessee (March 29, 2001) - - Shop At Home, Inc. (Nasdaq: SATH), an electronic commerce leader in both the broadcast and Internet channels, has received consent from the majority of its 11% Senior Secured Note holders to waive and amend certain provisions of the indenture and related pledge agreements governing the notes, which will permit the Company to use the proceeds from the sale of its Houston television station to redeem its Series B Convertible Preferred Stock.

         The consent was received today after the Company had formally solicited the bondholders on March 16, 2001 to amend the provisions of the indenture and pledge agreement to allow certain asset sales and restricted payments. The Senior Note holders who delivered consents prior to the March 29, 2001 5:00 p.m. EST expiration time, will receive $25 in cash for each $1,000 principal amount of Notes to which such consents related. The consent was received from holders of $74.9 million of the $75 million of notes outstanding.

About Shop At Home

         Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and the Company's Internet site, www.collectibles.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market.

- --------------------------------------------------------------------------------
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of
1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000(Business and Management's Discussion and Analysis of Financial Condition
and Results of Operations), the Form 10-Q filed for the Quarters ending
September 30, 2000, December 31, 2000 and any recent Forms 8-K.
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                                      -END-

Exhibit 99.2

Contact:   Ariane L. Amiri, Director IR
Shop At Home, Inc.
615-263-8604

        Shop At Home Eliminates All Outstanding Series B Preferred Stock

NASHVILLE, Tennessee (March 30, 2001) - - Shop At Home, Inc. (Nasdaq: SATH), an electronic commerce leader in both the broadcast and Internet channels, announced today that it has redeemed all remaining outstanding shares of its Series B Convertible Preferred Stock for $6.4 million in cash, including dividends.

          As a result the Company has redeemed half of the original 2,000 shares of Series B Preferred Stock issued on June 30, 2000, while the remaining 1,000 preferred shares have been converted into common stock. The former preferred holders will continue to hold warrants to purchase 2 million shares of the Company's common stock at $5.00 per share, subject to certain possible price adjustments. The Series B Preferred Stock served as bridge equity to facilitate the sale of Shop At Home's Houston station for $57 million, which Shop At Home originally purchased for $6 million.

         Commenting on the repurchase, Shop At Home's president and CEO, Kent Lillie, said, "I am extremely pleased with the results of our serious and determined efforts to reduce the Company's debt and preferred stock and to remove the overhang on our stock, which have remained among the Company's highest priorities. Our commitment to explore all opportunities to increase shareholder value has not wavered, and has resulted in the sale of our Houston station for a substantial profit, the repayment of our $20 million bank line of credit and the repurchase of $10 million in Series B Preferred stock. "

         Mr. Lillie added, "Despite a difficult economic environment, we continue to make significant strides in our efforts to build a strong platform for the Company's future and to once more return the Company to consistent profitability."

About Shop At Home

Shop At Home, Inc., a leader in converged technology, is a premier retailer of specialty consumer products through the use of interactive electronic media including broadcast, cable and satellite television and the Company's Internet site, www.collectibles.com. Shop At Home Network reaches over 61 million unique cable and satellite households and owns full power television stations in San Francisco, Boston, Cleveland, Raleigh and Bridgeport, which is licensed to cover a portion of the New York market. Shop At Home sold its Houston station on March 20, 2001.

- --------------------------------------------------------------------------------
"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of
1995 - This release contains forward-looking statements within the meaning of
Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ materially from those identified for a number of reasons as are discussed from time to time in Shop At Home's SEC reports, including but not limited to the registration statement on Form S-3 as amended on July 1, 1999, the report on Form 10-K for the year ended June 30, 2000(Business and Management's Discussion and Analysis of Financial Condition
and Results of Operations), the Forms 10-Q filed for the Quarters ending
September 30, 2000 and December 31, 2000 and any recent Forms 8-K.
- --------------------------------------------------------------------------------

                                      -END-